UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09038

Managed Portfolio Series
 (Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2019

Date of reporting period:  December 31, 2018

Item 1. Report to Stockholders.

Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

SEMI-ANNUAL REPORT

DECEMBER 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (www.olsteinfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-799-2113 or by sending an e-mail request to info@olsteinfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 800-799-2113 or send an e-mail request to info@olsteinfunds.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

The Olstein Funds

CONTENTS

3	Letters to Shareholders

21	Expense Examples

24	Schedules of Investments

34	Statements of Assets
and Liabilities

36	Statements of Operations

38	Statements of Changes
in Net Assets

42	Financial Highlights

48	Notes to Financial Statements

61	Additional Information

OLSTEIN ALL CAP VALUE FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the six-month reporting period ended December 31, 2018, Class C shares of the Olstein All Cap Value Fund depreciated 10.23% while the Russell 3000® Value Index depreciated 7.51% and the Russell 3000® Index depreciated 8.20%. For the calendar year ended December 31, 2018, Class C shares of the Olstein All Cap Value Fund depreciated 10.99% and Adviser Class shares of the Olstein All Cap Value Fund depreciated 10.09%. For the full calendar year, the Russell 3000® Value Index depreciated 8.58% and the Russell 3000® Index depreciated 5.24%.1

MARKET OUTLOOK

Despite continued, solid growth of the U.S. economy, equity markets ended 2018 poorly with the broad-market Russell 3000 Index dropping 14.30% during the last three months of the year. Sentiment turned sharply negative as investors became increasingly nervous about the negative impact of trade wars, the U.S. Government shutdown and growing political gridlock on further economic expansion. Investor over-reactions to both negative and positive news triggered a sharp increase in market volatility that continued into the New Year.

We believe that our long-term success has been determined by our long-term decision making when either extreme negative or positive sentiment overwhelms rational thinking. At such times, we generally see a growing

[1]
The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 12/31/18, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was -11.80%, 3.38%, and 10.96%, respectively. Per the Fund’s prospectus dated 10/28/18, the expense ratio for the Olstein All Cap Value Fund Class C was 2.18%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

OLSTEIN ALL CAP VALUE FUND

disconnect between stock prices and our estimates of the intrinsic value of individual businesses. For us, selectivity and highly focused company-specific analysis become even more important factors for succeeding over long periods of time in a tough market environment, especially when there is a growing disconnect between stock prices and the intrinsic value of individual businesses. We believe it is important to withstand periods of short-term market volatility and negativity by favoring the equities of financially strong companies with stable or growing free cash flow that, in our opinion, are not properly valued by the market as a result of temporary problems and/or extreme negative short-term thinking. We require companies purchased for the portfolio to be run by managements that have a demonstrated history of deploying cash to the benefit of shareholders. As long-term value investors, our most important rule is to take advantage of market conditions and downward price movements to buy such companies at what we believe are advantageous prices. Paying the right price is our number one defense against portfolio risk.

OUR STRATEGY

Our current portfolio consists of companies that we believe have sustainable competitive advantages, discernible balance sheet strength, management teams that emphasize decisions based on cost of capital calculations, deploy free cash flow to create shareholder value and sell at market prices that do not recognize our estimate of the company’s long-term intrinsic value. Our calculation of intrinsic value is based on our estimate of a company’s long-term ability to generate and/or grow normalized free cash flow. Before valuing a company, we carefully analyze the factors creating market discounts, and determine whether we believe the issues are of a short-term nature having little to do with long-term valuations. We remain focused on individual companies, their operations and prospects for maintaining or growing sustainable free cash flow since, from our perspective as long-term value investors, we recognize that companies generating growing sustainable free cash flow are well positioned to compete more profitably during both favorable and turbulent economic environments. We continue to seek and invest in companies that we believe have an ability to deliver long-term value to their shareholders that, in many cases, is not currently recognized by the market.

As 2019 unfolds we will continue to focus on those companies that demonstrate a commitment to maintaining a strong financial position; have the ability to generate sustainable free cash flow; and are led by management teams that intelligently deploy cash in efforts to increase returns to shareholders. Remaining true to our investment discipline, we will seek to buy such companies at a significant discount to our determination of their intrinsic value

OLSTEIN ALL CAP VALUE FUND

based on long-term free cash flow metrics, and intend to seize on market dips as buying opportunities to either strategically add to existing positions in the portfolio or initiate positions in companies with these essential characteristics.

PORTFOLIO REVIEW

At December 31, 2018, the Olstein All Cap Value Fund portfolio consisted of 96 holdings with an average weighted market capitalization of $90.49 billion. During the six-month reporting period, the Fund initiated positions in eight companies and strategically added to positions in fifteen companies. Over the same time period, the Fund eliminated its holdings in eleven companies and strategically decreased its holdings in another sixteen companies. Positions initiated during the reporting period include: Cracker Barrel Old Country Store, Inc., Cummins Inc., Equifax, Inc., McDonald’s Corporation, Mohawk Industries, Inc., Packaging Corporation of America, S&P Global, and Starbucks Corporation. Positions eliminated during the past six months include: CommScope Holding Company, Inc., Conduent, Inc., Coty Inc., Henry Schein, Inc., Hormel Foods Corporation, Intuitive Surgical, Inc., Kimberly-Clark Corporation, PepsiCo, Inc., The Procter & Gamble Company, Spirit Airlines, Inc. and Stericycle, Inc.

The Fund sold its holdings in Henry Schein, Hormel Foods, Intuitive Surgical, Kimberly-Clark, PepsiCo, and Procter & Gamble during the reporting period as the stock price of each of these companies reached our value. Similarly, as the company’s stock price moved closer to our valuation, the Fund liquidated its position in Spirit Airlines to reduce the portfolio’s overall exposure to the airline industry. The Fund liquidated its positions in Conduent and Stericycle as management at both companies attempted to reset expectations for their respective operational turnarounds. In both cases, extending the time line for achieving desired results invalidated our original investment thesis.

The Fund liquidated its holding in CommScope following the company’s announcement that it would acquire ARRIS International. We believe such an acquisition is not in shareholders’ best interest, and will force the company to shift away from improving its core operations to focus instead on the post-acquisition issues. The Fund also liquidated its holding in Coty Inc., as the company suffered from sluggish sales due to stiff competition in the mass-market beauty segment. The brand’s worse-than-expected results led us to question the expected duration of Coty’s turnaround efforts.

Our Leaders

The holdings which contributed positively to performance for the six-month reporting period include: Spirit Airlines, Starbucks Corporation, Casey’s General Stores, Inc., Henry Schein Inc., and The Procter & Gamble

OLSTEIN ALL CAP VALUE FUND

Company. At the close of the reporting period on December 31, 2018 the Fund continued to hold Starbucks, and Casey’s General Stores in its portfolio. During the reporting period the Fund liquidated its holdings in Spirit Airlines, Henry Schein and Procter & Gamble.

Our Laggards

Laggards during the six-month reporting period include: Delphi Technologies, Western Digital Corp., Mohawk Industries, Coty, Inc. and Invesco Ltd. At the close of the reporting period the Fund continued to hold Delphi Technologies, Western Digital Corp., Mohawk Industries and Invesco Ltd. During the reporting period the Fund liquidated its holdings in Coty, Inc. In light of stiff competition in the mass-market beauty segment and recent sluggish sales, we determined that the company’s turnaround strategy would take longer that our original thesis anticipated.

FINAL THOUGHTS

Bouts of market volatility are an unsettling, but normal, feature of long-term investing. During such times, our investment principles do not change – we believe that analysis of specific companies, their potential, prospects and value, and not overall market sentiment, are the keys to making decisions that increase the chance for successful investment outcomes. Since we believe that effectively timing the market’s ups and downs is nearly impossible, we intend to stay focused on the long-term by identifying opportunities for meaningful capital appreciation presented by individual companies, and by exploiting market drops and dips to strategically add to existing positions in the portfolio or initiate positions in companies that possess our essential value characteristics. We act exactly opposite by selling fully valued and/or avoiding overvalued securities during times when positive market sentiment overwhelms rational thinking. We are always willing to hold or raise cash when there is a lack of undervalued investment opportunities.

We value your trust and remind you that our money is invested alongside yours as we work hard to accomplish the Fund’s primary objective of long-term capital appreciation employing our “looking behind the numbers” free cash flow based investment discipline. We look forward to writing to you again at the close of the Fund’s fiscal year.

Sincerely,

Robert A. Olstein	Eric R. Heyman
Chairman and Chief Investment Officer	Co-Portfolio Manager

OLSTEIN ALL CAP VALUE FUND

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund’s Class C share at the Olstein All Cap Value Fund’s inception date of September 21, 1995 (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions—see important disclosures below):

Value of Shares Owned,
If Initial Investment
Date	was $10,000
9/21/95	$10,000
9/30/95	10,010
12/31/95	10,261
3/31/96	10,882
6/30/96	11,462
9/30/96	11,713
12/31/96	12,760
3/31/97	13,327
6/30/97	14,602
9/30/97	17,250
12/31/97	17,205
3/31/98	19,851
6/30/98	18,468
9/30/98	15,499
12/31/98	19,788
3/31/99	20,717
6/30/99	25,365
9/30/99	23,675
12/31/99	26,692
3/31/00	28,170
6/30/00	28,899
9/30/00	30,596
12/31/00	30,142
3/31/01	30,207
6/30/01	36,192
9/30/01	28,213
12/31/01	35,340
3/31/02	38,259
6/30/02	33,797
9/30/02	25,870
12/31/02	28,528
3/31/03	26,226
6/30/03	31,448
9/30/03	33,797
12/31/03	38,853
3/31/04	40,870
6/30/04	41,297
9/30/04	39,043
12/31/04	43,146
3/31/05	42,640
6/30/05	42,302
9/30/05	43,749
12/31/05	44,350
3/31/06	46,566
6/30/06	44,241
9/30/06	46,836
12/31/06	50,755
3/31/07	51,863
6/30/07	55,536
9/30/07	53,029
12/31/07	49,012
3/31/08	42,447
6/30/08	40,189
9/30/08	38,452
12/31/08	27,545
3/31/09	24,767
6/30/09	30,102
9/30/09	35,648
12/31/09	37,741
3/31/10	40,392
6/30/10	35,788
9/30/10	39,695
12/31/10	43,845
3/31/11	45,276
6/30/11	45,310
9/30/11	37,497
12/31/11	41,962
3/31/12	48,519
6/30/12	45,555
9/30/12	47,159
12/31/12	48,380
3/31/13	54,275
6/30/13	56,786
9/30/13	60,379
12/31/13	65,995
3/31/14	66,867
6/30/14	69,134
9/30/14	69,413
12/31/14	75,913
3/31/15	77,290
6/30/15	75,525
9/30/15	66,631
12/31/15	68,694
3/31/16	70,220
6/30/16	68,859
9/30/16	73,312
12/31/16	76,612
3/31/17	80,372
6/30/17	82,232
9/30/17	82,438
12/31/17	87,561
3/31/18	86,683
6/30/18	86,815
9/30/18	91,553
12/31/18	77,934

Details:
The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 12/31/18, assuming reinvestment

OLSTEIN ALL CAP VALUE FUND

of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was -11.80%, 3.38%, and 10.96%, respectively. Per the Fund’s prospectus dated 10/28/18, the expense ratio for the Olstein All Cap Value Fund Class C was 2.18%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

The above represents opinion, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. The references to securities are not buy or sell recommendations, but are intended to be descriptive examples of the Fund’s investment philosophy and are subject to change. Do not make investments based on the securities referenced. A full schedule of fund holdings as of 12/31/18 is contained in this report, and is subject to change. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges and expenses of the Olstein Funds and should be read carefully before investing. A current prospectus may be obtained by calling (800) 799-2113 or visiting the Olstein Funds’ website at www.olsteinfunds.com.

The Olstein Funds follow a value-oriented investment approach. However, a particular value stock may not increase in price as the Investment Manager anticipates and may actually decline in price if other investors fail to recognize the stock’s value or if a catalyst that the Investment Manager believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree that the Investment Manager anticipated. Also, the Investment Manager’s calculation of a stock’s private market value involves estimates of future cash flow which may prove to be incorrect and, therefore, could result in sales of the stock at prices lower than the Fund’s original purchase price. There is no assurance that the Fund will achieve its investment objective.

The Russell 3000 Index® is an unmanaged index that seeks to represent the broad U.S. equity universe accounting for approximately 98% of the U.S. market capitalization. The Russell 3000 Value Index® measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index® is constructed to provide a comprehensive and unbiased barometer of the broad value market. Past performance does not guarantee future results. Index returns do not reflect payment of any expenses, fees or sales charges an investor would pay to purchase the securities the index represents. Such costs would lower performance. Investors cannot invest directly in an index.

Not FDIC insured – Not bank-guaranteed – May lose value

Distributed by Compass Distributors, LLC – Member FINRA

OLSTEIN ALL CAP VALUE FUND

OLSTEIN STRATEGIC
OPPORTUNITIES FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the six-month reporting period ended December 31, 2018, Adviser Class shares of the Olstein Strategic Opportunities Fund depreciated 13.85%, outperforming both the Russell 2500® Value Index, which dropped 14.91%, and the Russell 2500® Index, which dropped 14.66%. For the calendar year ended December 31, 2018, Class A shares of the Olstein Strategic Opportunities Fund depreciated 14.06%, Class C shares depreciated 14.67% and Adviser Class shares of the Fund depreciated 13.85%. During the same twelve-month period, the Russell 2500® Value Index depreciated 12.36% and the Russell 2500® Index depreciated 10.00%.

MARKET OUTLOOK

Despite continued solid growth of the U.S. economy, equity markets ended 2018 poorly, with all major domestic equity indices posting double-digit losses for the fourth quarter of the year. In particular, the SMID benchmark Russell 2500 Index dropped sharply with a -18.49% return during the last three months of the year. In fact, the Russell 2500 Index posted its worst quarterly return in more than seven years (-21.22% in the third quarter of 2011).

Sentiment turned sharply negative as investors became increasingly nervous about the negative impact of trade wars, the U.S. Government shutdown and growing political gridlock on further economic expansion. Investor over reactions to both negative and positive news triggered a sharp increase in

[1]
The performance data quoted represents past performance and does not guarantee future results. The Olstein Strategic Opportunities Fund Class A return as of 12/31/18 for the one-year, five-year, and ten-year periods, assuming deduction of the maximum Class A sales charge of 5.50%, was -18.79%, -0.07% and 11.76%, respectively. Per the Fund’s 10/28/18 prospectus, the gross expense ratio for the Class A share was 1.57%. Expense ratios for other share classes will vary. Performance for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please visit our website at www.olsteinfunds.com.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

reactions to both negative and positive news triggered a sharp increase in market volatility that continued into the New Year.

As in the past, when negative sentiment overwhelms rational thinking in equity markets, our approach to value investing becomes more proactive. During these times, we usually see a growing disconnect between stock prices and the intrinsic value of individual businesses. The disconnect is often more pronounced in small and mid size companies. For us, selectivity and highly focused company-specific analysis become even more important factors for succeeding in a tough market environment. We believe it is important to withstand periods of short-term market volatility by favoring the equities of financially strong companies with stable or growing free cash flow that are not properly valued by the market and are run by managements that have a demonstrated history of deploying cash to the benefit of shareholders. As value investors, we also believe it is important to take advantage of market conditions and downward price movements to buy such companies at advantageous prices. We continue to believe that our long-term success is a result of sticking to our discipline when extreme negative or positive sentiment overwhelms rational thinking in equity markets. Despite a lot of irrational public noise, our investment decisions are based on identifying material deviations between our estimates of intrinsic values and current market prices (valuation discounts), especially when we believe these discounts are reactions to temporary factors likely to disappear in less than two years. Our estimates of intrinsic value are based on proprietary formulas of looking behind the numbers of financial statements to estimate future normalized free cash flow and its ability to grow over long periods of time. As equity markets experience greater volatility, we expect more investors to recognize that “value” stocks, especially those of small- to mid-sized companies, offer excellent appreciation potential and favorable long-term risk/reward trade-offs going forward which should result in the current valuation discounts disappearing.

While we expect continued, if somewhat subdued, economic growth in 2019 to improve the prospects for many of the small- to mid-sized companies in our portfolio, we also expect periods of increased volatility to dominate equity markets throughout the year. Remaining true to our investment discipline, we intend to seize on market dips as buying opportunities by either strategically adding to existing positions in the portfolio or initiating positions in companies that can be purchased at a significant discount to our calculation of their intrinsic values. As such, we maintain an optimistic outlook for our value-oriented approach to SMID investing for 2019.

OUR STRATEGY

We believe that it is important to withstand unfavorable market conditions, specific events and shifts in investor sentiment, by favoring the equities of

OLSTEIN STRATEGIC OPPORTUNITIES FUND

financially strong companies with stable or growing free cash flow, that are run by managements having a demonstrated history of deploying cash to the benefit of shareholders. In keeping with this key tenet of our investment approach, we continue to focus on company-specific factors and fundamentals. We will also continue our pursuit of value in today’s market, guided by a company’s ability to generate sustainable future free cash flow and securities prices that allow us to buy good companies at what we believe are very advantageous prices.

Our current portfolio consists of companies that we believe have a sustainable competitive advantage, discernible balance sheet strength, a management team that emphasizes decisions based on cost of capital calculations and deploys free cash flow to create shareholder value. We remain focused on individual companies, their operations and prospects for maintaining or growing sustainable free cash flow since, from our perspective as long-term value investors, we recognize that such companies are well positioned to compete profitably in all economic environments.

PORTFOLIO REVIEW

At December 31, 2018, the Olstein Strategic Opportunities Fund portfolio consisted of 41 holdings with an average weighted market capitalization of $4.90 billion. During the six-month reporting period, the Fund initiated positions in four companies and strategically added to positions in four companies. Over the same time period, the Fund eliminated its holdings in five companies and strategically decreased its holdings in another eight companies.

Positions initiated during the last six months include: Big Lots, Inc., Cracker Barrel Old Country Store, Inc., Delphi Technologies, and Gardner Denver, Inc. Positions eliminated during the past six months include: CommScope Holdings, Conduent Inc., Helen of Troy Limited, Natus Medical Incorporated, and Stericycle, Inc.

The Fund exited its position in Helen of Troy Limited as the company’s stock price reached our valuation level in a relatively short period of time. After initiating a position in the Fund’s portfolio in June 2017, the Fund began exiting its holdings in Helen of Troy one year later in June 2018 through mid-November 2018. With an average sale price of $118.32, Helen of Troy rose approximately 31% increase over the Fund’s average cost of $90.57; a substantial increase for a position held for a little over one year’s time.

We liquidated the Fund’s position in Natus Medical due to the lackluster execution of, and inconsistent results from, the company’s transformation and growth strategy. We also exited the position in CommScope following the company’s announcement that it would acquire ARRIS International. We believe such an acquisition is not in shareholders’ best interest, and will

OLSTEIN STRATEGIC OPPORTUNITIES FUND

force the company to shift away from improving its core operations to focus instead on post-acquisition integration issues. We sold the Fund’s position in Conduent as management attempted to reset expectations for the company’s operational turnaround. Extending the time line for achieving desired operating results invalidated our original investment thesis for this 2017 spin-off from the Xerox Corporation. We also liquidated the Fund’s positions in Stericycle due to poor execution of the company’s business transformation strategy, pricing pressures due to consolidation in the company’s end markets and repricing of existing contracts and ongoing cost structure issues.

Our Leaders

Leading performers for the six-month reporting period include: Spirit Airlines, Inc., Helen of Troy Limited, Casey’s General Stores, Inc., Zebra Technologies Corporation and Cracker Barrel Old Country Store, Inc. At the close of the fiscal year, the Fund continued to maintain positions in Spirit Airlines, Inc., Casey’s General Stores, Inc., Zebra Technologies Corporation and Cracker Barrel Old Country Store, Inc.

Our Laggards

Laggards during the six-month reporting period include: Delphi Technologies PLC, Spartan Motors, Inc., Hain Celestial Group, Inc., WestRock Company and Janus Henderson Group PLC. At the close of the reporting period on December 31, 2018, the Fund maintained its positions in each of these companies.

REVIEW OF STRATEGIC OPPORTUNITIES

As of December 31, 2018, the Fund was invested in thirty-six strategic situations or opportunities, representing approximately 89% of the Fund’s equity investments and eight of its top ten holdings. Our definition of strategic opportunities, in addition to activist investments, also includes situations where companies have adopted specific strategic plans, undergone significant management changes, or announced corporate actions that we expect to significantly improve long-term business value or returned free cash flow to investors through increased dividends, share buybacks or substantial debt paydowns. As a reminder, we categorize activist investments as situations where we have identified companies that face unique strategic choices, challenges or problems and where Olstein Capital Management or an outside investor, usually a hedge fund or private equity investor, seeks to influence company management to adopt strategic alternatives that we expect to unlock greater shareholder value.

Strategic holdings as of December 31, 2018, include Axalta Coating Systems, Big Lots, Blue Bird Corp., Casey’s General Stores, Central Garden

OLSTEIN STRATEGIC OPPORTUNITIES FUND

and Pet Company, Citizens Financial Group, Cracker Barrel Old Country Store, Inc., Delphi Technologies, Denny’s Corp., Dine Brands Global, Dunkin Brands Group, Federal Signal Corp,, Gardner Denver Holdings, Greenbrier Companies, Hain Celestial Group, Home Bancshares, Inc., Janus Henderson Group, Keysight Technologies, Inc., Kulicke & Soffa Industries, Legg Mason, Lifetime Brands, Newell Rubbermaid, Inc., Owens-Illinois, Inc., Prestige Consumer Healthcare, Prosperity Bancshares, Regal-Beloit Corporation, SeaWorld Entertainment, Sensata Technologies, Inc., Skechers USA, Inc., Spartan Motors, Wabash National Corp., Wesco International, and WestRock Company.

FINAL THOUGHTS

We believe that analysis of specific companies, their potential, prospects and private market value, and not overall market sentiment, are the keys to making decisions that increase the chance for successful investment outcomes. While bouts of market volatility are an unsettling, we must point out that such periods are a normal feature of long-term investing, especially for smaller capitalization companies. Since effectively timing the market’s ups and downs is nearly impossible, we stay focused on the long-term by identifying opportunities for meaningful capital appreciation presented by individual companies, and by exploiting market drops and dips to strategically add to existing positions in the portfolio, or initiate positions in companies that possess our essential value characteristics.

We value your trust and remind you that our money is invested alongside yours as we work hard to accomplish the Fund’s objective of long-term capital appreciation. We look forward to writing to you again at the close of the fiscal year.

Sincerely,

Eric Heyman	Robert A. Olstein
Co-Portfolio Manager	Chairman and Chief Investment Officer

The above represents the opinion of the Manager and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. The references to securities are not buy or sell recommendations but are intended to be descriptive examples of the Fund’s investment philosophy and are subject to change. Do not make investments based on the securities referenced. A full schedule of Fund holdings as of 12/31/18 is contained in this report and is subject to change.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges and expenses of the Olstein Funds and should be read carefully before investing. A current prospectus may be obtained by calling (800) 799-2113 or visiting the Olstein Funds’ website at www.olsteinfunds.com.

The Olstein Funds follow a value-oriented investment approach. However, a particular value stock may not increase in price as the Investment Manager anticipates and may actually decline in price if other investors fail to recognize the stock’s value or if a catalyst that the Investment Manager believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree that the Investment Manager anticipated. Also, the Investment Manager’s calculation of a stock’s private market value involves estimates of future cash flow which may prove to be incorrect and, therefore, could result in sales of the stock at prices lower than the Fund’s original purchase price. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. There is no assurance that the Fund will achieve its investment objective.

An investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products, financial resources, management inexperience and less publicly available information. The activist strategy invests in stocks of underperforming companies and any shareholder activism might not result in a change in performance or corporate governance. These stocks could also experience less liquidity and higher share price and trading volume volatility than stocks of other companies.

The Russell 2500 Index® measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “SMID” cap. The Russell 2500 Index® is a subset of the Russell 3000 Index®. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500 Value Index® measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500® companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2500 Value Index® is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. Past performance does not guarantee future results. Index returns do not reflect payment of any expenses, fees or sales charges an investor would pay to purchase the securities the Index represents. Such costs would lower performance. An investor cannot invest directly in an index.

Not FDIC-insured / Not bank-guaranteed / May lose value.

Distributed by Compass Distributors, LLC – Member FINRA.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class A Inception through the Period Ended of 12/31/18. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Total Returns For Period Ended December 31, 2018
Inception(5)
Olstein All Cap Value – Class A (without Load)(1)	-14.82%
Olstein All Cap Value – Class A (Load Adjusted)(1)	-19.51%
Russell 3000® Value Index(2)	-12.39%
Russell 3000® Index(3)	-13.68%
S&P 500® Index(4)	-12.73%

(1)
Assumes reinvestment of dividends and capital gains. Reflects the effect of the maximum sale load charge of 5.50% in load adjusted return. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market. Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and this represents a “gross return”.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

(5)	Commenced operations on September 17, 2018.

OLSTEIN ALL CAP VALUE FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C for the past 10 years through the Period Ended 12/31/18. The line chart does not reflect any applicable Contingent Deferred Sales Charge. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein All Cap Value – Class C(1)	-11.80%	3.38%	10.96%	4.75%	9.22%
Russell 3000® Value Index(2)	-8.58%	5.77%	11.12%	7.03%	8.55%
Russell 3000® Index(3)	-5.24%	7.91%	13.18%	7.89%	8.50%
S&P 500® Index(4)	-4.38%	8.49%	13.12%	7.77%	8.51%

(1)
Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return.” The CDSC is based on the lesser of the original purchase price and the value of such shares at the time of redemption. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market. Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and this represents a “gross return”.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

(5)	Commenced operations on September 21, 1995.

OLSTEIN ALL CAP VALUE FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class for the past 10 years through the Period Ended of 12/31/18. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein All Cap Value –
Adviser Class(1)	-10.09%	4.42%	11.95%	5.63%	7.03%
Russell 3000® Value Index(2)	-8.58%	5.77%	11.12%	7.03%	6.42%
Russell 3000® Index(3)	-5.24%	7.91%	13.18%	7.89%	5.88%
S&P 500® Index(4)	-4.38%	8.49%	13.12%	7.77%	5.45%

(1)
Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and thus represents a “net return.” Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market. Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and this represents a “gross return”.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

(5)	Commenced operations on September 21, 1999.

OLSTEIN ALL CAP VALUE FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class A for the past 10 years through the Period Ended 12/31/18. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Inception(5)
Olstein Strategic Opportunities –
Class A (without Load)(1)	-14.06%	1.07%	12.39%	5.66%
Olstein Strategic Opportunities –
Class A (Load Adjusted)(1)	-18.79%	-0.07%	11.76%	5.17%
Russell 2500® Value Index(2)	-12.36%	4.16%	11.62%	5.85%
Russell 2500® Index(3)	-10.00%	5.15%	13.15%	7.16%
S&P 500® Index(4)	-4.38%	8.49%	13.12%	7.36%

(1)
Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return.” The CDSC is based on the lesser of the original purchase price and the value of such shares at the time of redemption. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflection the deduction of any fees or expenses associated with investments, and thus represents a “gross return”.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

(5)	Commenced operations on November 1, 2006.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C  for the past 10 years through the Period Ended 12/31/18. The line chart does not reflect any applicable Contingent Deferred Sales Charge. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2018
	1 Year	5 Year	10 Year	Inception(5)
Olstein Strategic Opportunities –
Class C(1)	-15.52%	0.32%	11.55%	4.90%
Russell 2500® Value Index(2)	-12.36%	4.16%	11.62%	5.85%
Russell 2500® Index(3)	-10.00%	5.15%	13.15%	7.16%
S&P 500® Index(4)	-4.38%	8.49%	13.12%	7.36%

(1)
Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return.” The CDSC is based on the lesser of the original purchase price and the value of such shares at the time of redemption. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflection the deduction of any fees or expenses associated with investments, and thus represents a “gross return”.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

(5)	Commenced operations on November 1, 2006.

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class Inception through the Period Ended of 12/31/18. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2018
	1 Year	3 Year	Inception(5)
Olstein Strategic Opportunities – Adviser Class(1)	-13.85%	3.39%	-2.71%
Russell 2500® Value Index(2)	-12.36%	6.59%	3.10%
Russell 2500® Index(3)	-10.00%	7.32%	3.83%
S&P 500® Index(4)	-4.38%	9.26%	7.11%

(1)
Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and thus represents a “net return.” Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflection the deduction of any fees or expenses associated with investments, and thus represents a “gross return”.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

(5)	Commenced operations on May 11, 2015.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Expense Examples as of December 31, 2018 (Unaudited)

As a shareholder of a Fund, you incur ongoing costs: (1) transaction costs, including brokerage commissions, sales loads on purchase payments or contingent deferred sales charges on redemptions, if any, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 – December 31, 2018).

Actual Expenses For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. Therefore, the second line of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, In addition, if transactional costs were included, your costs may have been higher.

THE OLSTEIN FUNDS

Olstein All Cap Value Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	7/1/18	12/31/18	7/1/18 – 12/31/18
Actual
Class A(2)(3)	$1,000.00	$ 851.80	$4.13
Class C(4)	$1,000.00	$ 897.70	$10.57
Adviser Class(4)	$1,000.00	$ 902.00	$5.80

Hypothetical (5% annual
return before expenses)
Class A(3)	$1,000.00	$1,009.92	$4.48
Class C	$1,000.00	$1,014.06	$11.22
Adviser Class	$1,000.00	$1,019.11	$6.16

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 2.21% and 1.21% for Class C and the Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are equal to the Fund’s annualized expense ratio for the period since inception of 1.55% for Class A, multiplied by the average value of the period, multiplied by 105/365 to reflect the since inception period.

(2)	Based on the actual returns for the period since inception ended December 31, 2018 of -14.82% for Class A.
(3)	Class A inception was September 17, 2018. All values assume a beginning date of September 17, 2018 for Class A.
(4)	Based on the actual returns for the six-month period ended December 31, 2018 of -10.23% and -9.80% for Class C and the Adviser Class, respectively.

Olstein Strategic Opportunities Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(5)
	7/1/18	12/31/18	7/1/18 – 12/31/18
Actual(6)
Class A	$1,000.00	$860.40	$7.50
Class C	$1,000.00	$857.60	$11.00
Adviser Class	$1,000.00	$861.50	$6.33

Hypothetical (5% annual
return before expenses)
Class A	$1,000.00	$1,017.14	$8.13
Class C	$1,000.00	$1,013.36	$11.93
Adviser Class	$1,000.00	$1,018.40	$6.87

(5)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.60%, 2.35% and 1.35% for Class A, Class C and the Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(6)	Based on the actual returns for the six-month period ended December 31, 2018 of -13.96%, -14.24% and -13.85% for the Class A, Class C and the Adviser Class, respectively.

THE OLSTEIN FUNDS

Olstein All Cap Value Fund
Allocation of Portfolio Assets as a percentage of investments
December 31, 2018 (Unaudited)

Olstein Strategic Opportunities Fund
Allocation of Portfolio Assets as a percentage of investments
December 31, 2018 (Unaudited)

THE OLSTEIN FUNDS

Olstein All Cap Value Fund
Schedule of Investments as of December 31, 2018 (Unaudited)

COMMON STOCKS – 96.2%
ADVERTISING AGENCIES – 1.5%	Shares	Value
Omnicom Group, Inc. (a)	114,600	$8,393,304

AEROSPACE & DEFENSE – 1.0%
United Technologies Corporation	52,000	5,536,960

AIR DELIVERY & FREIGHT SERVICES – 2.5%
FedEx Corporation	48,000	7,743,840
United Parcel Service, Inc. – Class B	64,000	6,241,920
		13,985,760

AIRLINES – 2.5%
Delta Air Lines, Inc.	147,000	7,335,300
JetBlue Airways Corporation (b)	389,000	6,247,340
		13,582,640

AUTO COMPONENTS – 3.7%
Aptiv PLC (c)	69,000	4,248,330
BorgWarner, Inc.	166,120	5,771,009
Delphi Technologies PLC (c)	234,900	3,363,768
Goodyear Tire & Rubber Company	340,000	6,939,400
		20,322,507

AUTO MANUFACTURERS – 1.0%
General Motors Company	168,000	5,619,600

CAPITAL MARKETS – 1.1%
Goldman Sachs Group, Inc.	36,500	6,097,325

CHEMICALS – 2.5%
DowDuPont, Inc.	118,000	6,310,640
Eastman Chemical Company	101,000	7,384,110
		13,694,750

COMMERCIAL BANKS – 6.7%
Bank of New York Mellon Corporation (a)	102,000	4,801,140
BB&T Corporation (a)	66,000	2,859,120
Citizens Financial Group, Inc.	244,000	7,254,120
Fifth Third Bancorp	203,000	4,776,590

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

S

COMMON STOCKS – 96.2% – continued
COMMERCIAL BANKS – 6.7% – continued	Shares	Value
Prosperity Bancshares, Inc.	69,235	$4,313,340
U.S. Bancorp	135,000	6,169,500
Wells Fargo & Company	142,900	6,584,832
		36,758,642
COMMERCIAL SERVICES – 1.4%
Moody’s Corporation	41,000	5,741,640
S&P Global, Inc.	11,500	1,954,310
		7,695,950
COMMUNICATIONS EQUIPMENT – 1.8%
Cisco Systems, Inc.	228,000	9,879,240

COMPUTERS – 4.4%
Apple, Inc.	66,700	10,521,258
International Business Machines Corporation (IBM)	61,500	6,990,705
Western Digital Corporation (a)	177,000	6,543,690
		24,055,653
CONSUMER FINANCE – 3.5%
American Express Company (a)	37,000	3,526,840
Equifax, Inc. (a)	43,000	4,004,590
MasterCard, Inc. – Class A	36,900	6,961,185
Visa, Inc. – Class A (a)	35,000	4,617,900
		19,110,515
CONTAINERS & PACKAGING – 4.3%
Owens-Illinois, Inc. (b)	278,500	4,801,340
Packaging Corporation of America	73,046	6,096,419
Sealed Air Corporation	160,000	5,574,400
WestRock Company	188,000	7,098,880
		23,571,039
DIVERSIFIED FINANCIAL SERVICES – 3.4%
Franklin Resources, Inc. (a)	120,222	3,565,784
Invesco Ltd. (c)	470,000	7,867,800
Legg Mason, Inc.	280,000	7,142,800
		18,576,384
E-COMMERCE – 1.4%
eBay, Inc. (b)	270,200	7,584,514

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 96.2% – continued
ELECTRICAL EQUIPMENT – 2.2%	Shares	Value
Eaton Corp PLC (c)	76,000	$5,218,160
Generac Holdings, Inc. (b)	140,000	6,958,000
		12,176,160
ELECTRONICS – 2.7%
Keysight Technologies, Inc. (b)	137,000	8,504,960
Sensata Technologies Holding PLC (b)(c)	139,650	6,261,906
		14,766,866
ENERGY – 1.3%
Chevron Corporation	35,000	3,807,650
Exxon Mobil Corporation	53,500	3,648,165
		7,455,815
FOOD & DRUG RETAILERS – 3.1%
Casey’s General Stores, Inc.	17,900	2,293,706
CVS Health Corporation	127,000	8,321,040
Walgreens Boots Alliance, Inc. (a)	94,000	6,423,020
		17,037,766
FOOD PRODUCTS – 0.7%
JM Smucker Company (a)	44,000	4,113,560

HEALTH CARE EQUIPMENT & SUPPLIES – 5.3%
Baxter International, Inc. (a)	46,000	3,027,720
Becton, Dickinson and Company	30,300	6,827,196
Danaher Corporation	27,000	2,784,240
Hologic, Inc. (a)(b)	68,000	2,794,800
Medtronic PLC (c)	62,000	5,639,520
Zimmer Biomet Holdings, Inc.	77,500	8,038,300
		29,111,776
HEALTH CARE PROVIDERS & SERVICES – 1.1%
UnitedHealth Group, Inc.	11,400	2,839,968
Universal Health Services, Inc. – Class B (a)	25,900	3,018,904
		5,858,872
HOTELS & LEISURE – 0.4%
SeaWorld Entertainment, Inc. (b)	106,200	2,345,958

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 96.2% – continued
HOUSEHOLD DURABLES – 3.1%	Shares	Value
Mohawk Industries, Inc. (a)(b)	53,000	$6,198,880
Newell Brands, Inc. (a)	331,000	6,153,290
Snap-on, Inc.	31,000	4,503,990
		16,856,160
INDUSTRIAL EQUIPMENT WHOLESALE – 1.5%
WESCO International, Inc. (b)	170,450	8,181,600

INSURANCE – 4.3%
Aon PLC (c)	28,000	4,070,080
Marsh & McLennan Companies, Inc.	44,800	3,572,800
Prudential Financial, Inc.	76,000	6,197,800
Travelers Companies, Inc.	35,000	4,191,250
Willis Towers Watson PLC (c)	37,187	5,647,218
		23,679,148
INTERNET SOFTWARE & SERVICES – 1.9%
Alphabet, Inc. – Class C (b)	9,990	10,345,744

MACHINERY – 4.8%
AGCO Corporation (a)	52,650	2,931,025
Caterpillar, Inc.	38,000	4,828,660
Cummins, Inc.	25,000	3,341,000
Gardner Denver Holdings, Inc. (b)	314,700	6,435,615
Parker-Hannifin Corporation (a)	32,900	4,906,706
Regal Beloit Corporation	60,000	4,203,000
		26,646,006
MATERIALS – 0.8%
Axalta Coating Systems Ltd. (b)(c)	193,800	4,538,796

MEDIA – 5.7%
Comcast Corporation – Class A	174,000	5,924,700
Discovery, Inc. – Class C (b)	407,010	9,393,791
Walt Disney Company (a)	84,500	9,265,425
Viacom, Inc. – Class B (a)	264,000	6,784,800
		31,368,716

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 96.2% – continued
OFFICE ELECTRONICS – 0.7%	Shares	Value
Zebra Technologies Corporation – Class A (b)	25,000	$3,980,750

PHARMACEUTICALS – 0.5%
Thermo Fisher Scientific, Inc.	12,500	2,797,375

RESTAURANTS – 2.3%
Cracker Barrel Old Country Store, Inc. (a)	12,000	1,918,320
Dunkin’ Brands Group, Inc. (a)	23,250	1,490,790
McDonald’s Corporation	26,000	4,616,820
Starbucks Corporation	69,000	4,443,600
		12,469,530
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 5.0%
Intel Corporation	205,000	9,620,650
Kulicke and Soffa Industries, Inc.	289,200	5,862,084
Lam Research Corporation (a)	41,000	5,582,970
Texas Instruments, Inc. (a)	70,000	6,615,000
		27,680,704
SOFTWARE – 2.2%
Microsoft Corporation	46,000	4,672,220
Oracle Corporation	161,964	7,312,675
		11,984,895
SPECIALTY RETAIL – 0.8%
Lowe’s Companies, Inc.	51,000	4,710,360

TELECOMMUNICATIONS – 0.8%
Corning, Inc.	152,000	4,591,920

TEXTILES, APPAREL & LUXURY GOODS – 1.8%
Skechers U.S.A., Inc. – Class A (a)(b)	199,900	4,575,711
Tapestry, Inc.	161,000	5,433,750
		10,009,461
TRANSPORTATION EQUIPMENT – 0.5%
Greenbrier Companies, Inc.	75,418	2,982,028
TOTAL COMMON STOCKS (Cost $552,655,673)		530,154,749

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

SHORT-TERM INVESTMENT – 2.9%
MONEY MARKET DEPOSIT ACCOUNT – 2.9%	Shares	Value
U.S. Bank N.A., 2.38% (d)
Total Money Market Deposit Account	16,178,496	$16,178,496
TOTAL SHORT-TERM INVESTMENT (Cost $16,178,496)		16,178,496

INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING – 12.6%
INVESTMENT COMPANIES – 12.6%
Mount Vernon Liquid Assets Portfolio, LLC, 2.59% (d)
Total Investment Companies	69,344,463	69,344,463
TOTAL INVESTMENT PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING (Cost $69,344,463)		69,344,463

TOTAL INVESTMENTS – 111.7%
(Cost $638,178,632)		615,677,708
LIABILITIES IN EXCESS OF OTHER ASSETS – (11.7)%		(64,414,694)
TOTAL NET ASSETS – 100.0%		$551,263,014

(a)	All or a portion of this security was out on loan at December 31, 2018. Total loaned securities had a value of $68,400,705 at December 31, 2018.
(b)	Non-income producing security.
(c)	U.S. Dollar-denominated foreign security.
(d)	The rate quoted is the annualized seven-day yield of the Fund at period end.
PLC –	Public Limited Company

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein Strategic Opportunities Fund
Schedule of Investments as of December 31, 2018 (Unaudited)

COMMON STOCKS – 95.3%
AIRLINES – 1.5%	Shares	Value
Spirit Airlines, Inc. (b)	21,100	$1,222,112

AUTO COMPONENTS – 9.1%
Delphi Technologies PLC (c)	99,000	1,417,680
Goodyear Tire & Rubber Company	103,000	2,102,230
Miller Industries, Inc.	61,500	1,660,500
Spartan Motors, Inc.	294,300	2,127,789
		7,308,199

AUTO MANUFACTURERS – 1.6%
Blue Bird Corporation (a)(b)	72,000	1,309,680

COMMERCIAL BANKS – 8.3%
Citizens Financial Group, Inc.	82,000	2,437,860
Home BancShares, Inc. (a)	80,900	1,321,906
Prosperity Bancshares, Inc.	46,915	2,922,805
		6,682,571

CONTAINERS & PACKAGING – 5.5%
Owens-Illinois, Inc. (b)	136,300	2,349,812
WestRock Company (a)	56,000	2,114,560
		4,464,372

DIVERSIFIED FINANCIAL SERVICES – 6.5%
Janus Henderson Group PLC (c)	90,000	1,864,800
Legg Mason, Inc.	133,000	3,392,830
		5,257,630

ELECTRONICS – 6.9%
Keysight Technologies, Inc. (b)	51,200	3,178,496
Sensata Technologies Holding PLC (b)(c)	52,350	2,347,374
		5,525,870

FOOD & DRUG RETAILERS – 1.2%
Casey’s General Stores, Inc. (a)	7,750	993,085

FOOD PRODUCTS – 2.0%
Hain Celestial Group, Inc. (a)(b)	102,000	1,617,720

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 95.3% – continued
HEALTH CARE EQUIPMENT & SUPPLIES – 3.5%	Shares	Value
Zimmer Biomet Holdings, Inc.	27,400	$2,841,928

HOTELS & LEISURE – 2.2%
SeaWorld Entertainment, Inc. (b)	80,400	1,776,036

HOUSEHOLD DURABLES – 8.5%
Central Garden & Pet Company – Class A (b)	77,500	2,421,875
Lifetime Brands, Inc.	189,700	1,902,691
Newell Brands, Inc. (a)	138,000	2,565,420
		6,889,986

INDUSTRIAL EQUIPMENT WHOLESALE – 6.2%
Park-Ohio Holdings Corporation	46,500	1,427,085
WESCO International, Inc. (b)	73,650	3,535,200
		4,962,285

MACHINERY – 6.9%
AGCO Corporation	21,000	1,169,070
Federal Signal Corporation	45,000	895,500
Gardner Denver Holdings, Inc. (b)	62,300	1,274,035
Regal Beloit Corporation (a)	31,400	2,199,570
		5,538,175

MATERIALS – 1.9%
Axalta Coating Systems Ltd. (b)(c)	66,800	1,564,456

MEDIA – 3.3%
Discovery, Inc. – Class C (b)	117,000	2,700,360

OFFICE ELECTRONICS – 1.6%
Zebra Technologies Corporation – Class A (b)	8,300	1,321,609

PHARMACEUTICALS – 3.5%
Prestige Brands Holdings, Inc. (a)(b)	91,000	2,810,080

RESTAURANTS – 5.0%
Cracker Barrel Old Country Store, Inc. (a)	4,000	639,440
Denny’s Corporation (b)	84,600	1,371,366
Dine Brands Global, Inc.	21,900	1,474,746
Dunkin’ Brands Group, Inc. (a)	7,900	506,548
		3,992,100

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 95.3% – continued
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.3%	Shares	Value
Kulicke and Soffa Industries, Inc.	131,700	$2,669,559

SPECIALTY RETAIL – 1.7%
Big Lots, Inc. (a)	46,000	1,330,320

TEXTILES, APPAREL & LUXURY GOODS – 1.4%
Skechers U.S.A., Inc. – Class A (b)	47,700	1,091,853

TRANSPORTATION EQUIPMENT – 3.6%
Greenbrier Companies, Inc.	26,300	1,039,902
Wabash National Corporation (a)	143,000	1,870,440
		2,910,342
TOTAL COMMON STOCKS (Cost $86,128,397)		76,780,328

SHORT-TERM INVESTMENT – 5.0%
MONEY MARKET DEPOSIT ACCOUNT – 5.0%
U.S. Bank N.A, 2.38% (d)
Total Money Market Deposit Account	4,046,428	4,046,428
TOTAL SHORT-TERM INVESTMENT (Cost $4,046,428)		4,046,428

INVESTMENT PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING – 12.0%
INVESTMENT COMPANIES – 12.0%
Mount Vernon Liquid Assets Portfolio, LLC, 2.59% (d)
Total Investment Companies	9,710,717	9,710,717
TOTAL INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING (Cost $9,710,717)		9,710,717

TOTAL INVESTMENTS – 112.3%
(Cost $99,885,542)		90,537,473
LIABILITIES IN EXCESS OF OTHER ASSETS – (12.3)%		(9,922,691)
TOTAL NET ASSETS – 100.0%		$80,614,782

(a)	All or a portion of this security was out on loan at December 31, 2018. Total loaned securities had a value of $9,604,544 at December 31, 2018.
(b)	Non-income producing security.
(c)	U.S. Dollar-denominated foreign security
(d)	The rate quoted is the annualized seven-day yield of the Fund at period end.
PLC – Public Limited Company

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

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The Olstein Funds
Statements of Assets and Liabilities as of December 31, 2018 (Unaudited)

		Olstein
	Olstein	Strategic
	All Cap	Opportunities
	Value Fund	Fund
Assets:
Investments, at value (at cost $638,178,632
and $99,885,542, respectively)	$615,677,708	$90,537,473
Receivable for investment securities sold	5,759,848	—
Receivable for capital shares sold	44,452	364,459
Dividends and interest receivable	904,837	118,628
Receivable for securities lending	1,671	115
Prepaid expenses and other assets	190,083	75,030
Total Assets	$622,578,599	$91,095,705

Liabilities:
Payable upon return of securities loaned	69,344,463	9,710,717
Payable for investment securities purchased	81,226	—
Payable for capital shares redeemed	851,861	605,315
Payable to investment adviser	490,516	57,493
Accrued distribution fees	336,727	20,342
Payable for fund administration & accounting fees	73,842	24,152
Payable for compliance fees	1,363	1,363
Payable for transfer agent fees & expenses	72,429	38,679
Payable for trustee fees	41,678	11,532
Payable for custody fees	6,879	1,017
Accrued expenses	14,601	10,313
Total Liabilities	71,315,585	10,480,923
Net Assets	$551,263,014	$80,614,782

Net Assets Consist of:
Paid-in Capital	$569,080,320	$90,846,460
Total distributable earnings	(17,817,306)	(10,231,678)
Total Net Assets	$551,263,014	$80,614,782

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN FUNDS

	Olstein
	Olstein	Strategic
	All Cap	Opportunities
	Value Fund	Fund
CLASS A:
Net assets	$852	$17,519,128
Shares of beneficial interest outstanding(1)	42	1,176,481
Net asset value, offering and redemption price per share	$20.52	$14.89
Maximum offering price per share(2)	$21.71	$15.76

CLASS C:
Net assets	$380,125,285	$19,149,734
Shares of beneficial interest outstanding(1)	23,641,026	1,429,557
Net asset value, offering and redemption price per share(3)	$16.08	$13.40

ADVISER CLASS:
Net assets	$171,136,877	$43,945,920
Shares of beneficial interest outstanding(1)	8,332,886	2,924,390
Net asset value, offering and redemption price per share	$20.54	$15.03

(1)	Unlimited number of shares authorized without par value.
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.
(3)	May be subject to a contingent deferred sales charge of 1.00% on certain shares redeemed within 12 months of purchase on Class C shares.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN FUNDS

The Olstein Funds
Statements of Operations
For the Six Months Ended December 31, 2018 (Unaudited)

		Olstein
	Olstein	Strategic
	All Cap	Opportunities
	Value Fund	Fund
Investment Income:
Dividend income	$6,063,933	$624,702
Interest income	310,929	50,354
Securities lending income	1,671	115
Total investment income	6,376,533	675,171

Expenses:
Investment advisory fees (See Note 4)	3,262,767	500,850
Fund administration & accounting fees (See Note 4)	246,900	64,810
Transfer agent fees & expenses (See Note 4)	214,309	75,852
Legal fees	69,809	17,120
Postage & printing fees	34,132	13,758
Federal & state registration fees	31,111	27,065
Trustee fees	30,837	9,268
Custody fees (See Note 4)	28,386	8,433
Other expenses	22,496	6,402
Audit fees	9,107	9,266
Compliance fees (See Note 4)	3,130	3,130
Distribution fees (See Note 5)
Class A	1	27,244
Class C	2,238,640	115,286
Total expenses	6,191,625	878,484
Less: waiver from investment adviser (See Note 4)	—	(59,806)
Net expenses	6,191,625	818,678
Net Investment income (loss)	184,908	(143,507)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	14,160,505	4,897,164
Net change in unrealized appreciation/depreciation on investments	(77,306,273)	(17,504,363)
Net realized and unrealized loss on investments	(63,145,768)	(12,607,199)
Net Decrease in Net Assets Resulting from Operations	$(62,960,860)	$(12,750,706)

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN FUNDS

 (THIS PAGE INTENTIONALLY LEFT BLANK.)

Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	December 31, 2018	Year Ended
	(Unaudited)	June 30, 2018
Operations:
Net investment income (loss)	$184,908	$(2,075,689)
Net realized gain on investments	14,160,505	60,931,170
Change in unrealized appreciation/depreciation on investments	(77,306,273)	(18,685,681)
Net increase (decrease) in net assets resulting from operations	(62,960,860)	40,169,800

Capital Share Transactions:
Class A(1):
Proceeds from shares sold	1,000	—
Proceeds from reinvestment of distributions	68	—
Payments for shares redeemed	—	—
Increase in net assets resulting from Class A transactions	1,068	—
Class C:
Proceeds from shares sold	3,565,419	5,182,791
Proceeds from reinvestment of distributions	34,974,662	25,629,316
Payments for shares redeemed	(32,755,874)	(65,995,506)
Increase (decrease) in net assets resulting
from Class C transactions	5,784,207	(35,183,399)
Adviser Class:
Proceeds from shares sold	4,280,937	22,747,961
Proceeds from reinvestment of distributions	12,734,803	9,609,284
Payments for shares redeemed	(17,079,768)	(29,608,861)
Increase (Decrease) in net assets resulting
from Adviser Class transactions	(64,028)	2,748,384
Net increase (decrease) in net assets resulting
from capital share transactions	5,721,247	(32,435,015)

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

	For the
	Six Months Ended	For the
	December 31, 2018	Year Ended
	(Unaudited)	June 30, 2018
Distributions to shareholders:
Class A(1)	$(68)	$—
Class C	(38,756,217)	(28,329,879)
Adviser Class	(14,497,588)	(10,050,700)
Total distributions to shareholders	(53,253,873)	(38,380,579	)(2)

Total Decrease in Net Assets	(110,493,486)	(30,645,794)

Net Assets:
Beginning of period	661,756,500	692,402,294
End of period	$551,263,014	$661,756,500	(3)

(1)	Inception date of Class A was September 17, 2018.
(2)	Includes net realized gain distributions of $28,329,879 and $10,050,700 for Class C and the Adviser Class, respectively.
(3)	Includes accumulated undistributed net investment income of $0.

The accompanying notes are an integral part of these financial statements.

OLSTEIN FUND ALL CAP VALUE

Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	December 31, 2018	Year Ended
	(Unaudited)	June 30, 2018
Operations:
Net investment loss	$(143,507)	$(748,288)
Net realized gain on investments	4,897,164	5,529,448
Change in unrealized appreciation/depreciation on investments	(17,504,363)	(382,804)
Net increase (decrease) in net assets resulting from operations	(12,750,706)	4,398,356

Capital Share Transactions:
Class A:
Proceeds from shares sold	325,644	1,535,881
Proceeds from reinvestment of distributions	136,525	—
Payments for shares redeemed	(2,997,360)	(10,667,895)
Decrease in net assets resulting from Class A transactions	(2,535,191)	(9,132,014)
Class C:
Proceeds from shares sold	1,185,284	1,401,512
Proceeds from reinvestment of distributions	182,393	—
Payments for shares redeemed	(3,396,345)	(12,607,619)
Decrease in net assets resulting from Class C transactions	(2,028,668)	(11,206,107)
Adviser Class:
Proceeds from shares sold	2,818,331	16,179,672
Proceeds from reinvestment of distributions	382,394	—
Payments for shares redeemed	(25,938,461)	(32,260,417)
Decrease in net assets resulting
from Adviser Class transactions	(22,737,736)	(16,080,745)
Net decrease in net assets resulting
from capital share transactions	(27,301,595)	(36,418,866)

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

	For the
	Six Months Ended	For the
	December 31, 2018	Year Ended
	(Unaudited)	June 30, 2018
Distributions to shareholders:
Class A	$(169,641)	$—
Class C	(193,761)	—
Adviser Class	(417,384)	—
Total distributions to shareholders	(780,786)	—

Total Decrease in Net Assets	(40,833,087)	(32,020,510)

Net Assets:
Beginning of period	121,447,869	153,468,379
End of period	$80,614,782	$121,447,869	(1)

(1)	Includes accumulated undistributed net investment loss of $366,160.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein All Cap Value Fund
Financial Highlights

Class A

Period Inception(1)
through
December 31, 2018
(Unaudited)
Net Asset Value, Beginning of Period	$26.07
Investment Operations:
Net investment income(2)	0.04
Net realized and unrealized loss on investments	(3.81)
Total from investment operations	(3.77)
Less distributions from:
Net realized gains	(1.78)
Total distributions	(1.78)
Net Asset Value, End of Period	$20.52

Total Return(3)(4)	-14.82%

Supplemental Data and Ratios
Net assets, end of period (000’s omitted)	$1
Ratio of expenses to average net assets(5)	1.55%
Ratio of net investment income to average net assets(5)	0.53%
Portfolio Turnover(4)(6)	51.92%

(1)	Inception date of Class A was September 17, 2018.
(2)	Per share amounts calculated using the average shares method.
(3)	Total return does not reflect sales charges.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Portfolio turnover disclosed is for the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Class C

	For the
	Six Months	For the	For the	For the	For the	For the
	Ended	Year	Year	Year	Year	Year
	Dec. 31,	Ended	Ended	Ended	Ended	Ended
	2018	June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2018	2017	2016	2015	2014
Net Asset Value,
Beginning of Period	$19.79	$19.90	$16.70	$21.40	$19.82	$16.28
Investment Operations:
Net investment loss(1)	(0.03)	(0.12)	(0.14)	(0.07)	(0.16)	(0.15)
Net realized and unrealized
gain (loss) on investments	(1.90)	1.22	3.38	(1.74)	1.99	3.69
Total from investment operations	(1.93)	1.10	3.24	(1.81)	1.83	3.54
Less distributions from:
Net realized gains	(1.78)	(1.21)	(0.04)	(2.89)	(0.25)	—
Total distributions	(1.78)	(1.21)	(0.04)	(2.89)	(0.25)	—
Net Asset Value, End of Period	$16.08	$19.79	$19.90	$16.70	$21.40	$19.82

Total Return(2)(3)	-10.23%	5.57%	19.42%	-8.83%	9.24%	21.74%

Supplemental Data and Ratios
Net assets, end of
period (000’s omitted)	$380,571	$456,794	$493,526	$463,972	$618,561	$587,383
Ratio of expenses to average net assets(4)	2.21%	2.25%	2.25%	2.25%	2.26%	2.27%
Ratio of net investment loss
to average net assets(4)	(0.26)%	(0.60)%	(0.74)%	(0.40)%	(0.78)%	(0.84)%
Portfolio Turnover(3)(5)	51.92%	53.79%	55.51%	51.13%	57.57%	51.49%

(1)	Per share amounts calculated using the average shares method.
(2)	Total return does not reflect sales charges.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Portfolio turnover disclosed is for the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the
	Six Months	For the	For the	For the	For the	For the
	Ended	Year	Year	Year	Year	Year
	Dec. 31,	Ended	Ended	Ended	Ended	Ended
	2018	June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2018	2017	2016	2015	2014
Net Asset Value,
Beginning of Period	$24.64	$24.25	$20.15	$24.94	$22.83	$18.59
Investment Operations:
Net investment income(1)	0.09	0.10	0.06	0.13	0.05	0.02
Net realized and unrealized
gain (loss) on investments	(2.41)	1.50	4.08	(2.03)	2.31	4.22
Total from investment operations	(2.32)	1.60	4.14	(1.90)	2.36	4.24
Less distributions from:
Net realized gains	(1.78)	(1.21)	(0.04)	(2.89)	(0.25)	—
Total distributions	(1.78)	(1.21)	(0.04)	(2.89)	(0.25)	—
Net Asset Value, End of Period	$20.54	$24.64	$24.25	$20.15	$24.94	$22.83

Total Return(2)	-9.80%	6.66%	20.56%	-7.87%	10.35%	22.81%

Supplemental Data and Ratios
Net assets, end of
period (000’s omitted)	$171,124	$204,963	$198,876	$166,465	$151,841	$98,768
Ratio of expenses to average net assets(3)	1.21%	1.25%	1.25%	1.25%	1.26%	1.34	%(4)
Ratio of net investment income
to average net assets(3)	0.74%	0.40%	0.26%	0.60%	0.22%	0.09%
Portfolio Turnover(2)(5)	51.92%	53.79%	55.51%	51.13%	57.57%	51.49%

(1)	Per share amounts calculated using the average shares method.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	The 12b-1 Plan for the Adviser Class was eliminated effective October 31, 2013, and the 0.25% 12b-1 fee was discontinued.
(5)	Portfolio turnover disclosed is for the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the
	Six Months	For the	For the	For the	For the	For the
	Ended	Year	Year	Year	Year	Year
	Dec. 31,	Ended	Ended	Ended	Ended	Ended
	2018	June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2018	2017	2016	2015	2014
Net Asset Value,
Beginning of Period	$17.46	$16.90	$13.61	$17.71	$18.34	$15.35
Investment Operations:
Net investment loss(1)	(0.03)	(0.09)	(0.08)	(0.05)	(0.11)	(0.12)
Net realized and unrealized
gain (loss) on investments	(2.40)	0.65	3.37	(2.63)	1.35	4.06
Total from investment operations	(2.43)	0.56	3.29	(2.68)	1.24	3.94
Less distributions from:
Net realized gains	(0.14)	—	—	(1.42)	(1.87)	(0.95)
Total distributions	(0.14)	—	—	(1.42)	(1.87)	(0.95)
Net Asset Value, End of Period	$14.89	$17.46	$16.90	$13.61	$17.71	$18.34

Total Return(2)(3)	-13.96%	3.31%	24.17%	-15.31%	7.19%	26.25%

Supplemental Data and Ratios
Net assets, end of
period (000’s omitted)	$17,520	$23,176	$31,537	$46,225	$127,928	$87,456
Ratio of expenses to average net assets:
Before expense waiver/recoupment(4)	1.72%	1.62%	1.61%	1.70%	1.59%	1.60%
After expense waiver/recoupment(4)	1.60%	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment loss
to average net assets:
After expense waiver/recoupment(4)	(0.37)%	(0.54)%	(0.50)%	(0.31)%	(0.61)%	(0.69)%
Portfolio Turnover(3)(5)	42.88%	52.98%	64.90%	58.24%	51.68%	60.25%

(1)	Per share amounts calculated using the average shares method.
(2)	Total return does not reflect sales charges.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Portfolio turnover disclosed is for the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the
	Six Months	For the	For the	For the	For the	For the
	Ended	Year	Year	Year	Year	Year
	Dec. 31,	Ended	Ended	Ended	Ended	Ended
	2018	June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2018	2017	2016	2015	2014
Net Asset Value,
Beginning of Period	$15.78	$15.39	$12.49	$16.50	$17.33	$14.66
Investment Operations:
Net investment loss(1)	(0.09)	(0.20)	(0.18)	(0.14)	(0.23)	(0.23)
Net realized and unrealized
gain (loss) on investments	(2.15)	0.59	3.08	(2.45)	1.27	3.85
Total from investment operations	(2.24)	0.39	2.90	(2.59)	1.04	3.62
Less distributions from:
Net realized gains	(0.14)	—	—	(1.42)	(1.87)	(0.95)
Total distributions	(0.14)	—	—	(1.42)	(1.87)	(0.95)
Net Asset Value, End of Period	$13.40	$15.78	$15.39	$12.49	$16.50	$17.33

Total Return(2)(3)	-14.24%	2.53%	23.22%	-15.92%	6.41%	25.28%

Supplemental Data and Ratios
Net assets, end of
period (000’s omitted)	$18,867	$24,484	$35,107	$36,127	$46,193	$26,367
Ratio of expenses to average net assets:
Before expense waiver/recoupment(4)	2.47%	2.37%	2.36%	2.45%	2.34%	2.35%
After expense waiver/recoupment(4)	2.35%	2.35%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment loss
to average net assets:
After expense waiver/recoupment(4)	(1.12)%	(1.29)%	(1.25)%	(1.05)%	(1.36)%	(1.44)%
Portfolio Turnover(3)(5)	42.88%	52.98%	64.90%	58.24%	51.68%	60.25%

(1)	Per share amounts calculated using the average shares method.
(2)	Total return does not reflect sales charges.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Portfolio turnover disclosed is for the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Adviser Class

	For the
	Six Months	For the	For the	For the	Period
	Ended	Year	Year	Year	Inception(1)
	Dec. 31,	Ended	Ended	Ended	Through
	2018	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$17.60	$16.99	$13.65	$17.72	$18.47
Investment Operations:
Net investment loss(2)	(0.01)	(0.05)	(0.04)	(0.01)	(0.00	)(3)
Net realized and unrealized
gain (loss) on investments	(2.42)	0.66	3.38	(2.64)	(0.75)
Total from investment operations	(2.43)	0.61	3.34	(2.65)	(0.75)
Less distributions from:
Net realized gains	(0.14)	—	—	(1.42)	—
Total distributions	(0.14)	—	—	(1.42)	—
Net Asset Value, End of Period	$15.03	$17.60	$16.99	$13.65	$17.72

Total Return(4)	-13.85%	3.59%	24.47%	-15.11%	-4.06%

Supplemental Data and Ratios
Net assets, end of period (000’s omitted)	$44,025	$73,788	$86,824	$60,159	$51,738
Ratio of expenses to average net assets:
Before expense waiver/recoupment(5)	1.47%	1.37%	1.36%	1.45%	1.31%
After expense waiver/recoupment(5)	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment loss
to average net assets:
After expense waiver/recoupment(5)	(0.12)%	(0.29)%	(0.25)%	(0.06)%	(0.14)%
Portfolio Turnover(4)(6)	42.88%	52.98%	64.90%	58.24%	51.68%

(1)	Inception date of the Adviser Class was May 11, 2015.
(2)	Per share amounts calculated using the average shares method.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Portfolio turnover disclosed is for the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements (Unaudited)

1
Organization  Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Olstein All Cap Value Fund (“All Cap Value Fund”) and Olstein Strategic Opportunities Fund (“Strategic Fund”) (each a “Fund” and collectively, the “Funds”) are investment companies and therefore follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Funds are each a diversified series with their own investment objectives and policies within the Trust. The investment objective of each Fund is long-term capital appreciation with a secondary objective of income. Each Fund offers three different share classes – Adviser Class, Class A, and Class C. The All Cap Value Fund commenced operations on September 21, 1995. The Class C shares commenced operations on September 21, 1995, the Adviser Class shares commenced operations on September 1, 1999, and the Class A shares commenced operations on September 17, 2018. The Strategic Fund commenced operations on November 1, 2006. The Class A shares and Class C shares each commenced operations on November 1, 2006, the Adviser Class shares commenced operations on May 11, 2015. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single share class. Class A shares are subject to a front-end sales charge of up to 5.50% and a 0.25% Rule 12b-1 distribution and servicing fee. Class C shares may be subject to a deferred sales charge of up to 1.00% and are subject to a 1.00% Rule 12b-1 distribution and servicing fee. The Funds may issue an unlimited number of shares of beneficial interest without par value.

On September 14, 2018, as the result of a tax-free reorganization, The Olstein All Cap Value Fund and The Olstein Strategic Opportunities Fund (collectively the “Predecessor Funds”), each a series of the Olstein Funds, a registered open-end investment company, were transferred into the Trust. The plan of reorganization was approved by the shareholders of the Predecessor Funds on September 12, 2018. Effective on that date, the

THE OLSTEIN FUNDS

Predecessor Funds were renamed the Olstein All Cap Value Fund and the Olstein Strategic Opportunities Fund and all of their shares were exchange for shares of the corresponding classes of the All Cap Value Fund and the Strategic Fund. The Predecessor Funds were deemed to be the accounting survivors for financial reporting purposes and as a result, the financial statements of the All Cap Value Fund and Strategic Fund reflect the operations of the Predecessor Funds for the period prior to the reorganization date.

As a tax-free reorganization, any unrealized appreciation or depreciation on the securities on the date of reorganization was treated as a non-taxable event, thus the cost basis of the securities held reflect their historical cost basis as of the date of reorganization. Immediately prior to the reorganization, the net assets, fair value of investments, and net unrealized appreciation of the Predecessor Funds were as follows:

	Fair Value of	Net Unrealized
Fund	Net Assets	Investments	Appreciation
Predecessor All Cap Value Fund	$685,050,053	$684,263,125	$83,404,222
Predecessor Strategic Opportunities Fund	106,334,750	106,310,524	11,906,618

At the date of reorganization, total fund shares outstanding totaled 30,647,007 and 5,835,073 for the Predecessor All Cap Value Fund and Predecessor Strategic Opportunities Fund, respectively.

2
Significant Accounting Policies The following is a summary of significant accounting policies consistently followed by the Funds in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes.  The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Funds. Therefore, no federal income or excise tax provision is required. As of and period ended December 31, 2018, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended December 31, 2018, the Funds did not have liabilities for any

THE OLSTEIN FUNDS

unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  As of and during the period ended December 31, 2018, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended June 30, 2015.

Security Transactions, Investment Income and Distributions.  The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Funds distribute substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.

Reclassification of Capital Accounts.  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. These reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share.

Allocation of Income, Expenses and Gains/Losses.  Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated

THE OLSTEIN FUNDS

by class based on relative net assets. 12b-1 fees are expensed at annual rate of 0.25% and 1.00% Class A shares and Class C shares, respectively (See Note 5). Expenses associated with a specific Fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the Funds of the Trust, or by other equitable means.

Use of Estimates.  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3
Securities Valuation  The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

THE OLSTEIN FUNDS

Equity Securities.  Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments. Investments in other mutual funds, including money market funds, are valued at their NAV per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

THE OLSTEIN FUNDS

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following tables are a summary of the inputs used to value each Fund’s securities as of December 31, 2018:

	Uncategorized	Level 1	Level 2	Level 3	Total
All Cap Value Fund
Common Stocks	$—	$530,154,749	$—	$—	$530,154,749
Short-Term Investment	—	16,178,496	—	—	16,178,496
Investments Purchased with the Cash
Proceeds from Securities Lending	69,344,463	—	—	—	69,344,463
Total Investments in Securities	$69,344,463	$546,333,245	$—	$—	$615,677,708

	Uncategorized	Level 1	Level 2	Level 3	Total
Strategic Fund
Common Stocks	$—	$76,780,328	$—	$—	$76,780,328
Short-Term Investment	—	4,046,428	—	—	4,046,428
Investments Purchased with the Cash
Proceeds from Securities Lending	9,710,717	—	—	—	9,710,717
Total Investments in Securities	$9,710,717	$80,826,756	$—	$—	$90,537,473

Refer to the Schedule of Investments for further information on the classification of investments.

4
Investment Advisory Fee and Other Related Party Transactions  The Trust has an agreement with Olstein Capital Management, L.P. (the “Adviser”) to furnish investment advisory services to the Funds.  For its services, the All Cap Value Fund pays the Adviser a monthly management fee of 1.00% of the Fund’s average daily net assets up to $1 billion, 0.95% of the Fund’s average daily net assets on the next $500 million, 0.90% of the Fund’s average daily net assets on the next $500 million, 0.85% of the Fund’s average daily net assets on the next $500 million, 0.80% of the Fund’s average daily net assets on the next $500 million, and 0.75% of the Fund’s average daily net assets in excess of $3 billion. The Strategic Fund pays the Adviser a monthly management fee of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Strategic Fund for its expenses to ensure that total operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes, and extraordinary expenses), based upon the average daily net assets of the Fund, do not exceed an annual rate of 1.35%.

Effective September 14, 2018, fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred. The Operating Expense Limitation Agreement is indefinite in term, but cannot be terminated within a year after the effective date of the Funds’ prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration – Strategic Fund
September 2021 – December 2021	$36,913

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Funds.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Funds.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  A Trustee of the Trust was an officer of the Administrator until retiring on July 2, 2018.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Funds for administration and fund accounting, transfer agency, custody and compliance services for the period ended December 31, 2018, are disclosed in the Statement of Operations.

5
Distribution Costs  The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in Class A and Class C only. The Plan permits the Funds to pay for distribution and related expenses at an annual rate of 0.25% and 1.00% of Class A and Class C average daily net assets,

THE OLSTEIN FUNDS

respectively. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. For the period ended December 31, 2018, the All Cap Value Fund and Strategic Fund incurred expenses of $1 and $27,244, respectively in Class A. The All Cap Value Fund and Strategic Fund also incurred additional expenses of $2,238,640 and $115,285, respectively in Class C.

6	Capital Share Transactions Transactions in shares of the Funds were as follows:

All Cap Value Fund
	Six Months Ended	Year Ended
	December 31, 2018	June 30, 2018
Class A(1):
Shares sold	39	—
Shares issued in reinvestment of distributions	3	—
Shares redeemed	—	—
Net increase	42	—
Class C:
Shares sold	203,627	259,120
Shares issued in reinvestment of distributions	2,063,402	1,300,320
Shares redeemed	(1,703,823)	(3,279,679)
Net increase (decrease)	563,206	(1,720,239)
Adviser Class:
Shares sold	170,893	920,693
Shares issued in reinvestment of distributions	588,484	393,823
Shares redeemed	(745,377)	(1,195,714)
Net increase	14,000	118,802
Net increase (decrease) in capital shares	577,248	(1,601,437)

(1)	Inception date of Class A was September 17, 2018.

THE OLSTEIN FUNDS

Transactions in shares of the Funds were as follows:

Strategic Fund

	Six Months Ended	Year Ended
	December 31, 2018	June 30, 2018
Class A:
Shares sold	18,886	90,908
Shares issued in reinvestment of distributions	8,685	—
Shares redeemed	(178,277)	(630,008)
Net decrease	(150,706)	(539,100)
Class C:
Shares sold	86,705	89,789
Shares issued in reinvestment of distributions	12,890	—
Shares redeemed	(221,248)	(819,895)
Net decrease	(121,653)	(730,106)
Adviser Class:
Shares sold	166,124	948,744
Shares issued in reinvestment of distributions	24,110	—
Shares redeemed	(1,458,601)	(1,867,026)
Net decrease	(1,268,367)	(918,282)
Net decrease in capital shares	(1,540,726)	(2,187,488)

7	Investment Transactions The aggregate purchases and sales, excluding short-term investments, by Fund for the period ended December 31, 2018, were as follows:

	U.S. Government Securities		Other
Fund	Purchases	Sales	Purchases	Sales
All Cap Value Fund	$—	$—	$327,124,215	$377,293,811
Strategic Fund	—	—	47,040,642	85,385,678

8
Federal Tax Information  The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at June 30, 2018, were as follows:

	Aggregate	Aggregate	Net	Federal Income
Fund	Gross Appreciation	Gross Depreciation	Appreciation	Tax Cost
All Cap Value Fund	$84,274,201	$(30,426,648)	$53,847,553	$611,263,714
Strategic Fund	15,059,778	(7,299,778)	7,760,000	112,989,882

The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the deferral of wash sale losses.

At June 30, 2018, the Funds’ most recently completed fiscal year end, the components of accumulated earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed	Other		Total
	Ordinary	Long-Term	Accumulated	Unrealized	Distributable
Fund	Income	Capital Gains	Losses	Appreciation	Earnings
All Cap Value Fund	$5,048,659	$39,501,215	$—	$53,847,553	$98,397,427
Strategic Fund	—	—	(4,460,186)	7,760,000	3,299,814

As of June 30, 2018, the Strategic Fund had a short-term capital loss capital loss carryforward of $4,094,026. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended June 30, 2018, the Funds did not defer any post-October losses. The Strategic Fund deferred, on a tax basis, qualified late year losses of $366,160.

The tax character of distributions paid during the six-month period ended December 31, 2018 was as follows:

	Ordinary*	Long Term
Fund	Income	Capital Gains	Total
All Cap Value Fund	$5,048,918	$48,204,955	$53,253,873
Strategic Fund	—	780,786	780,786

The tax character of distributions paid during the year ended June 30, 2018 was as follows:

	Ordinary*	Long Term
Fund	Income	Capital Gains	Total
All Cap Value Fund	$—	$38,380,579	$38,380,579
Strategic Fund	—	—	—

* For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

9
Securities Lending  Following terms of a securities lending agreement with the Funds’ Custodian, the Funds may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to 105% of the value of the loaned securities that are foreign securities or 102% of the value of any U.S. loaned securities. Loans shall be marked to market daily and the margin restored in the event the collateralization is below 100% of the market value of the securities loaned. During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, relevant facts dealer or financial institution. Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Funds. As of December 31, 2018, the All Cap Value Fund and the Strategic Fund had 25 and 13 securities out on loan, respectively.

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize current income to the extent with the preservation of capital and liquidity and maintain a stable net asset value of $1.00 per unit. The All Cap Value Fund and the Strategic Fund held $69,344,463 and $9,710,717 as of December 31, 2018, respectively. The remaining contractual maturity of all securities lending transactions is overnight and continuous. The Fund is not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required. The income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Funds’ Statement of Operations.

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THE OLSTEIN FUNDS

10
Line of Credit  Effective November 19, 2018, the All Cap Value Fund and Strategic Fund each has established an unsecured Line of Credit (“LOC”) in the amount of $50,000,000 and $20,000,000, respectively, or 33.33% of the fair value of each Fund’s investments, whichever is less. The LOCs mature unless renewed on July 25, 2019. These LOCs are intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Funds. The LOCs are with the Custodian. Interest is charged at the prime rate which was 5.50% as of December 31, 2018. The interest rate during the year was between 5.25%-5.50%. The Funds have authorized the Custodian to charge any of each Fund’s accounts for missed payments. For the period ended December 31, 2018, the Funds did not have any borrowing under the LOCs.

11
Control Ownership  The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of December 31, 2018, Morgan Stanley Smith Barney owned 25.24% of the outstanding shares of the Strategic Fund.

12
Report of the Funds’ Special Shareholder Meeting  A Special Meeting of Shareholders of the Olstein All Cap Value Fund and the Olstein Strategic Opportunities Fund (“The Acquired Funds”), each a series of The Olstein Funds, took place on September 12, 2018, to approve a proposed Agreement of and Plan of Reorganization for the Acquired Funds, whereby the All Cap Value Fund and Strategic Fund (the “Acquiring Funds”), each a series of Managed Portfolio Series, would acquire all the assets and liabilities of the Acquired Funds, in exchange for shares of the Acquiring Funds which would be distributed pro rata by the Acquired Funds to its shareholders, in complete liquidation and termination of the Acquired Funds (the “Reorganization”).

All acquired Funds’ shareholders of record at close of business on July 6, 2018, were entitled to vote. As of the record date, the Olstein All Cap Value Fund and the Olstein Strategic Opportunities Fund had 31,331,191 and 7,058,901 shares outstanding, respectively.

Of the 18,501,939 shares of the Olstein All Cap Value Fund present in person or by proxy at the meeting on September 12, 2018: 18,101,037, or 97.8% voted in favor of the Reorganization (representing 57.8% of total outstanding shares), 48,367 or 0.3%, voted against the Reorganization, and 352,535 or 1.9% withheld from voting for the Reorganization. Accordingly, the reorganization was approved.

Of the 3,901,013 shares of the Olstein Strategic Opportunities Fund present in person or by proxy at the meeting on September 12, 2018: 3,826,019, or 98.1% voted in favor of the Reorganization (representing 54.2% of total outstanding shares), 13,974 or 0.3%, voted against the Reorganization,

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and 61,020 or 1.6% withheld from voting for the Reorganization. Accordingly, the reorganization was approved.

Of the 3,901,013 shares of the Olstein Strategic Opportunities Fund present in person or by proxy at the meeting on September 12, 2018: 3,826,019, or 98.1% voted in favor of the Reorganization (representing 54.2% of total outstanding shares), 13, 974 or 0.3%, voted against the Reorganization, and 61,020 or 1.6% withheld from voting for the Reorganization. Accordingly, the reorganization was approved.

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Additional Information (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  Each Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, each Fund’s Form N-Q is available without charge upon request by calling 1-800-799-2113.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-800-799-2113.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-799-2113, or (2) on the SEC’s website at www.sec.gov.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT –
OLSTEIN CAPITAL MANAGEMENT, L.P.

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on August 20-21, 2018, the Trust’s Board of Trustees (“Board”), including all of the Trustees present in person who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the Investment Advisory Agreement between the Trust and Olstein Capital Management, L.P. (“OCM” or the “Adviser”) regarding the Olstein All Cap Value Fund (the “All Cap Value Fund”) and the Olstein Strategic Opportunities Fund (the “Strategic Opportunities Fund” and together with the All Cap Value Fund, the “Funds”) (the “Advisory Agreement”) for an initial two-year term. The Fund is a newly organized series of the Trust.

Prior to the meeting, the Trustees received and considered information from OCM and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the Advisory Agreement (“Support

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Materials”). Before voting to approve the Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the approval of the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services to be provided by OCM with respect to the Fund; (2) the cost of the services to be provided and the profits to be realized by OCM from services rendered to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows, and whether the proposed advisory fee for the Fund reflects such economies of scale for the  Fund’s benefit; and (5) other benefits to OCM  resulting from services rendered to the Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon OCM’s presentation and information from OCM and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed Advisory Agreement, the Board concluded that the overall arrangements between the Trust and OCM as will be set forth in the Advisory Agreement, as the proposed agreement relates to each Fund, are fair and reasonable in light of the services that OCM will perform, the investment advisory fees that OCM will receive for such services, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that OCM will provide under the Advisory Agreement with respect to each Fund, noting that such services include but are not limited to the following with respect to each Fund: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by OCM on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  The Trustees noted that OCM is well capitalized. The Trustees also considered

THE OLSTEIN FUNDS

OCM’s assets under management.  The Trustees noted that OCM had been managing the Funds as series of another investment company, since 1996 in the case of the All Cap Value Fund and 2006 in the case of the Strategic Opportunities Fund, and manages a composite of separately managed accounts with investment objectives and investment strategies that are substantially similar to each Fund.  The Trustees also considered the experience of the portfolio managers that OCM will utilize in managing each OCM Fund’s assets and that the lead portfolio manager has been the same since each Fund’s inception.  The Trustees concluded that they were satisfied with the nature, extent, and quality of services that OCM proposes to provide to each Fund under the Advisory Agreement.

Cost of Advisory Services and Profitability.  The Trustees considered the proposed annual management fee that each Fund will pay to OCM under the Advisory Agreement in the amount of 1.00% of the Fund’s average annual daily net assets.  They also considered OCM’s profitability analysis for the 12 month period ended December 31, 2017 for services that OCM rendered to each Fund as a series of another investment company.  In that regard, the Trustees noted that each Fund had been profitable to OCM over that period.  The Trustees noted that OCM manages a composite of separately managed accounts with investment strategies that are substantially similar to each Fund. The Trustees noted that the management fee charged to the separately managed accounts is equal to or lower than the management fee to be charged by corresponding Fund. OCM identified additional services provided to the Funds to justify a higher management fee. The Trustees also noted that OCM had contractually agreed, for a period of at least one year from the effective date of the Strategic Opportunities Fund’s prospectus, to waive its management fees and reimburse the Fund for its operating expenses to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses, interest expense, taxes, and non-routine expenses) do not exceed 1.35% of the average daily net assets of the Fund.  The Trustees expected that OCM’s service relationship with each Fund would yield a reasonable profit.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of contractual expenses that each Fund will bear and those of funds in the Morningstar peer group for each Fund.  The Trustees noted that:

•	All Cap Value Fund. The All Cap Value Fund’s proposed management fee of 1.00% was above the median and average management fee for the peer group. The projected total expenses of the All Cap Value

THE OLSTEIN FUNDS

Fund’s Adviser Class shares and Class C shares were higher than the peer group median and average total expenses.  The Trustees further took into account that the average net assets of the funds comprising the peer group were significantly higher than the projected assets of the All Cap Value Fund and that the proposed management fee was well within the range of the management fees in the peer group.

•
Strategic Opportunities Fund. The Strategic Opportunities Fund’s proposed management fee of 1.00% was above the median and average management fee for the peer group. The projected total expenses of each class of the Strategic Opportunities Fund (after fee waivers and expense reimbursements) was higher than the peer group median and average total expenses.  The Trustees further took into account that the average net assets of the funds comprising the peer group were significantly higher than the projected assets of the Strategic Opportunities Fund and that the proposed management fee was well within the range of the management fees in the peer group.

While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that OCM’s proposed advisory fee is reasonable.

Economies of Scale.  The Trustees considered whether the Funds would benefit from any economies of scale, noting that the proposed management fee for the All Cap Value Fund includes breakpoints once the Fund hits $1 billion in assets.  The Trustees also took into account that the Strategic Opportunities Fund’s management fee did not have breakpoints. Given the current size of the Strategic Opportunities Fund the Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but committed to revisit this issue in the future as circumstances change and asset levels increase.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by OCM, and its affiliates, from their respective relationships with the Funds. The Trustees noted that OCM may utilize soft dollar arrangements with respect to portfolio transactions. The Trustees noted that OCM will not use affiliated brokers to execute the Funds’ portfolio transactions.  The Trustees considered that OCM may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that OCM do not receive additional material benefits from their relationship with the Funds.

THE OLSTEIN FUNDS

PRIVACY POLICY

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

THE OLSTEIN FUNDS

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Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

Investment Adviser
Olstein Capital Management, L.P.
4 Manhattanville Road
Purchase, New York 10577

Distributor
Compass Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Custodian
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Administrator, Fund Accountant
and Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
342 North Water Street
Milwaukee, Wisconsin 53202

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available without charge upon request by calling 1-800-799-2113.

The Olstein Funds
4 Manhattanville Road
Purchase, NY 10577

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit.  1) Not applicable for semi-annual reports.

(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)  /s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    March 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Brian Wiedmeyer
Brian R. Wiedmeyer, President

Date    March 7, 2019

By (Signature and Title)  /s/ Ryan L. Roell
Ryan L. Roell, Treasurer

Date    March 7, 2019